Exhibit 10.14


            OSHMAN'S SPORTING GOODS, INC.

     1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


I.   Purposes

     The purposes of this 1993 Non-Employee Director Stock Option Plan (the "Plan") are (i) to provide additional incentive for securing and retaining qualified non-employee persons to serve on the Board of Directors of the Company and (ii) to enhance the future growth of the Company by furthering the Non-Employee Directors' identification with the interests of the Company and its stockholders. It is intended that Options granted under this Plan will be Non-Qualified Stock Options.

II.  Definitions

     (a) In this Plan, except where the context otherwise indicates, the following definitions apply:

           (1) "Board" means the Board of Directors of the Company.

           (2) "Code" means the Internal Revenue Code of 1986, as amended. References herein to any section of the Code shall include any successor section of the Code or its successor.

           (3)  "Company" means Oshman's Sporting Goods, Inc., a
     Delaware corporation.

           (4) "Disability" means the Participant so affected is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A determination by a majority of the Board, other than the Participant, as to whether the Participant has incurred a Disability shall be final and conclusive as to all interested parties.

           (5) "Designated Beneficiary" means the person designated to be entitled, on the death of a Participant, to any remaining rights arising out of a Stock Option. If no such designation has been made by the Participant, or if the Designated Beneficiary should pre-decease the Participant, any remaining rights arising out of a Stock Option shall inure to the executor or administrator of the Participant's estate or to his heirs at law if no administration is had on the Participant's estate.

           (6) "Effective Date" means the date on which the Plan is approved by the stockholders of the Company.

           (7) "Fair Market Value" means, with respect to a share of Common Stock on any date herein specified, the average last reported sale price for the last five trading days (on which trades have occurred) preceding and including the specified date on the NASDAQ National Market List, or if the Common Stock is listed on a national securities exchange as of such date, the average of the closing prices reported by such national securities exchange for said five-day period. If the Common Stock is not included in the NASDAQ National Market List or listed on a national securities exchange as of such date, "Fair Market Value" shall mean the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities.

     In the event the Common Stock is not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in good faith in such manner as it deems appropriate. In no event shall the "Fair Market Value" be lower than the par value per share of the Common Stock.

           (8) "Non-Employee Director" means a person who as of any applicable date is a member of the Board, is not an officer of the Company or any subsidiary of the Company, and is not an employee of the Company or any of its subsidiaries.

           (9) "Non-Qualified Stock Option" means an option which does not meet the requirements of Section 422A(b) of the Code.

           (10) "Participant" means a Non-Employee Director who is granted a Stock Option hereunder.

           (11) "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

           (12) "Share" means a share of Stock that has been previously (i) authorized but unissued, or (ii) issued and reacquired by the Company.

           (13) "Stock" or "Common Stock" means the common stock, $1.00 par value per share, of the Company.

           (14) "Stock Option" or "Option" means an option to purchase Shares.

           (15) "Terminate" means cease to be a Director of the Company.

           (16) "Termination of Directorship" means the cessation by any Participant to be a Director for any reason whatsoever, voluntary or involuntary. A Termination of Directorship shall be deemed to occur on the actual date of such termination (by death, Disability, retirement, resignation, non-election or otherwise).

III. Grants of Stock Options and Option Price

     (a) Options will be granted only to individuals who are Non-Employee Directors of the Company. On the Effective Date, each Non-Employee Director shall receive, without the exercise of the discretion of any person or persons, Options exercisable for 10,000 Shares. Thereafter, as of the date of the annual meeting of stockholders in each year after 1993 that the Plan is in effect, as provided in Section V hereof, each Non-Employee Director then in office who did not previously receive a grant of Options hereunder shall receive, without the exercise of the discretion of any person or persons, Options exercisable for 10,000 Shares. If, as of such annual meeting date there are not sufficient Shares available under the Plan to allow for the grant to each eligible Non-Employee Director of Options for the number of shares provided herein, each eligible Non-Employee Director shall receive Options for a pro rata share of the total number of Shares available under the Plan. All Options granted under the Plan shall be (i) at the Option price set forth in subsection (b), (ii) subject to the vesting schedule set forth in subsection (c), and (iii) subject to adjustment as provided in Section VII and to the terms and conditions set forth in Section VIII.

     (b) The purchase price of Shares issued under each Option shall be the Fair Market Value of Shares subject to the Option on the date the Option is granted.

     (c) All Options granted hereunder shall vest 20% six months following the date on which they were granted and 20% thereafter at the commencement of each subsequent annual meeting of stockholders until fully vested. No portion of an Option shall be exercisable unless and until it is vested.

IV.  Administration

     (a) The Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any Options shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or any Option.

     (b) The Board may, in its discretion, delegate duties to an officer or employee or a committee composed of officers or employees of the Company, but it may not delegate its authority to apply and interpret this Plan.

V.   Term

     The term of this Plan commences on the Effective Date and will terminate at 11:59 p.m. on the date of the annual meeting of stockholders in the year 2003. This Plan shall remain in effect for the purposes of administration of any Stock Option granted pursuant to its provisions and no such Stock Option granted during the term of this Plan shall be adversely affected by the termination of the Plan.

VI.  Shares Reserved; Options Grantable and Exercisable

     (a) Subject to adjustment as provided in Section VII hereof, a total of 100,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall be and are hereby reserved for issuance pursuant to the Plan. Any of the Shares that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may again be subjected to an Option under the Plan.

     (b) As to a Participant, an Option ceases to be exercisable, as to any Share, when the Participant purchases the Share or when the Option lapses.

VII. Adjustments

     (a) The existence of outstanding Stock Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number and per share price of shares of Common Stock subject to outstanding Stock Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of a Stock Option, for the same aggregate cash consideration, the same total number and class of shares as the Participant would have received had he or she exercised his or her Stock Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

     (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an outstanding Stock Option, upon exercise of such Stock Option, shall be entitled to receive (at no additional cost but subject to any required action by stockholders) in lieu of the number of shares of Common Stock with respect to which such Stock Option is exercisable, the number and class of shares of stock (or other securities or consideration) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the same number of shares of Common Stock which he or she would have otherwise received upon exercise of such Stock Option.

     (d) If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Stock Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, or sale, as the case may be, each holder of an outstanding Stock Option shall be entitled, upon exercise of such Stock Option, to receive at no additional cost, in lieu of shares of Common Stock, shares of such stock (or other securities or consideration) as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, or sale; (ii) any limitations set forth in or imposed pursuant to Section VIII hereof shall automatically lapse so that all Stock Options, from and after a thirty (30) day period preceding the effective date of such merger, consolidation, liquidation or sale, as the case may be, shall be exercisable in full; and (iii) all outstanding Stock Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that (a) notice of such cancellation shall be given to each holder of a Stock Option, and
(b) each holder of a Stock Option shall have the right to exercise such Stock Option in full (without regard to any limitations set forth in or imposed pursuant to Section VIII hereof) during a thirty (30) day period preceding the effective date of such merger, consolidation, liquidation, or sale. In the event any acceleration of vesting provided by clause (ii) or (iii) above would result in imposition of the excise tax imposed by Section 4999 of the Code, a Participant may elect to waive such acceleration with respect to such number of shares subject to unvested Stock Options as the Participant shall designate, and the Participant shall be entitled to designate from among his or her unvested Stock Options those Stock Options which shall not be subject to accelerated vesting.

     (e) Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor, or services, either upon direct sale, exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Stock Options.

VIII. Terms and Conditions of Stock Options

     (a) During the Participant's life, the Stock Option is exercisable only by the Participant or by his or her guardian or legal representative.

     (b) A Stock Option under this Plan is not assignable or transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order
(as defined in the Code), and is not subject, in whole or in part, to attachment, execution or levy of any kind.

     (c) Any Stock Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

     (d) Stock Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and, subject to the subsequent provisions hereof, the address to which the certificates representing shares of the Common Stock issuable upon the exercise of such Stock Option shall be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the exercise price of such shares of Common Stock, which payment shall be made in cash or by check, bank draft, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the exercise price of such shares of Common Stock. Such notice shall be delivered in person to the Secretary of the Company, or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case, delivery shall be deemed made on the date such notice is deposited in the mail. When shares of Common Stock are to be issued or delivered pursuant to the Plan, but only to the extent that the Company determines that tax withholding is required pursuant to applicable law or regulation, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares, which payment may be made in the manner set forth above or in the manner permitted by clause (e) below.

     (e) Alternatively, payment of the exercise price may be made, in whole or in part, by delivery of shares of Common Stock previously issued to the Participant. Unless otherwise permitted by the Board, payment of the exercise price with shares of Common Stock shall be made only with shares owned by the Participant for at least six (6) months. If payment is made in whole or in part in shares of Common Stock owned by the Participant, then the Participant shall deliver to the Company, in payment of the option price of the shares of Common Stock with respect to which such Stock Option is exercised, (i) certificates registered in the name of such Participant representing a number of shares of Common Stock legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having a Fair Market Value as of the date of delivery of such notice that is not greater than the exercise price of the shares of Common Stock with respect to which such Stock Option is to be exercised plus any applicable tax required to be withheld by the Company, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii), if the exercise price of the shares of Common Stock with respect to which such Stock Option is to be exercised exceeds such Fair Market Value, cash or a check, bank draft, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the amount of such excess.

     (f) Stock Options granted to any Participant under this Plan shall be subject to the following conditions:

           (1)  The price per share shall be as set forth in
     Section III.

           (2) Except as otherwise provided in paragraph (3) below, each Stock Option shall have a term of ten (10) years from the date such Option is granted and shall vest in accordance with section III(c) hereof.

           (3) A Stock Option shall lapse and expire in the following situations:

                (i) If a Termination of Directorship shall occur with respect to any Participant, for any reason other than death or Disability, any and all unexercised and vested Stock Options held by such Participant shall expire (A) as of 12:01 a.m. on the date which is three
           (3) months after the date of such Termination of Directorship or (B) on the expiration date of the term of the Stock Option, whichever date is earlier.

               (ii) If a Termination of Directorship shall occur with respect to any Participant by reason of the death or Disability of such Participant, any and all unexercised and vested Stock Options shall expire (A) as of 12:01 a.m. on the date which is one (1) year from the date of Termination of Directorship due to such death or Disability or (B) on the expiration date of the term of the Stock Option, whichever date is earlier. Any such vested and unexercised Stock Option may be exercised by the Designated Beneficiary of a deceased Participant, or the legal guardian of a Disabled Participant, subject to all applicable provisions of the Plan.

                (iii) In the event of a Participant's Termination of Directorship for any reason other than not being re-elected at an annual meeting of stockholders, including death or Disability, any portion of a previously granted Option that was not exercisable on the date of such Termination of Directorship shall automatically expire as of 12:01 a.m. on the date of Termination of Directorship, and no further vesting of such Option shall occur. In the event of a Participant's Termination of Directorship occasioned by not being re-elected at an annual meeting of stockholders, any previously granted Option shall continue to vest until the conclusion of such annual meeting of stockholders and any portion of such Option that is not then exercisable shall automatically expire at the conclusion of such meeting.

IX.  Power to Amend

     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that the Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, or the regulations thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder; and provided, further, that without the approval of the holders of at least a majority of the outstanding shares of the Company's voting stock, the Board of Directors may not (i) materially increase the benefits accruing to participants under the Plan; (ii) change the aggregate number of Shares which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the Option price at which Options have been granted; or (iv) change the class of persons eligible to receive Options. However, no termination or amendment of the Plan may, without the consent of the holder of any Option then outstanding adversely affect the rights of such holder under the Option.

X.   Exercise of Options; Registration

     The Company shall not be required to sell or issue any shares of Common Stock under any Stock Option if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law, statute, or regulation of any governmental authority whether it be Federal or State. Specifically, in connection with the Securities Act, upon exercise of any Stock Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Stock Option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such Stock Option is acquiring such shares of Common Stock for investment and not with a view to the distribution thereof, and that such shares of Common Stock may otherwise be issued without registration under the Securities Act or State securities laws. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of a Stock Option, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

XI.  Withholding

     The provisions of this section shall apply only to the extent that the Company determines that tax withholding is required, pursuant to applicable law or regulation, at the time that Shares are to be issued or delivered pursuant to the Plan. If the Company determines that tax withholding is required, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy any applicable federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for Shares. The Company shall also have the right to withhold from any fees or other compensation payable by the Company to the Participant an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements.

XII. Stock Option Agreement

     The Stock Options awarded to a Participant shall be evidenced by a separate written agreement (the "Stock Option Agreement") which shall be subject to the terms and provisions of the Plan, and which shall be signed by the Participant and by a duly authorized officer, other than the Participant, in the name of and on behalf of the Company. In the event of any inconsistency or conflict between the terms of the Plan and a Stock Option Agreement, the terms of the Plan shall govern.

XIII. No Rights as Stockholder

     A holder of a Stock Option shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a certificate for such Shares. Except as otherwise provided in Section VII, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued.

XIV. No Assignment or Alienation of Benefits

     No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void, except for any transfer pursuant to the Participant's will or under the laws of descent and distribution. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of the person entitled to such right or benefit.

XV.  Gender, Tense and Headings

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the construction of this Plan. The words "hereunder", "herein", "hereof" and similar compounds of the word "here" shall refer to the entire Plan and not to any particular section or provision.

XVI. No Guarantee of Tax Consequences

     The Company makes no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any Non-Employee Director participating or eligible to participate herein.

XVII. Severability

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

XVIII. Shareholder Approval

     Notwithstanding any other provisions of the Plan, in order for the Plan to continue as effective, on or before the date which occurs twelve (12) months after the date the Plan is adopted by the Board, the Plan must be approved by the holders of at least a majority of the shares of Stock present, or represented, and entitled to vote thereon, at a duly held stockholders' meeting, and no shares of Common Stock shall be issued under the Plan until such approval has been secured.

XIX. Interpretations

     The provisions of the Plan shall be construed, administered, and governed by the laws of the State of Texas, without giving effect to principles of conflicts of laws, and, to the extent applicable, the laws of the United States.

XX.  Government Regulations

     The Plan, the granting and exercise of Stock Options thereunder, and the obligation of the Company to sell and deliver
Shares under such Stock Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     IN WITNESS WHEREOF, this Plan is executed in multiple counterparts, each of which shall be deemed an original, effective on and as of this 18th day of June, 1993.

                             OSHMAN'S SPORTING GOODS, INC.

                             By:
                             Name:
                             Title: